SUPPLEMENT

Dated January 31, 2008

to the

Class IA Shares Prospectuses dated May 1, 2007

Class IB Shares Prospectus dated May 1, 2007

For Hartford HLS Funds (collectively the “Prospectuses”)

Effective June 30, 2008, Joseph H. Schwartz will be withdrawing from the Wellington Management Company, LLP partnership.  Accordingly the following changes have been made to the Prospectuses.

Hartford Global Health HLS Fund

Effective June 30, 2008, Joseph H. Schwartz will no longer be involved in portfolio management and securities analysis for the Hartford Global Health HLS Fund (the “Fund”).  The Fund will continue to be managed by a team of global industry analysts.  Mr. Schwartz’s responsibilities will be allocated among the remaining team members.  Accordingly, in your prospectus, the section entitled “Hartford Global Health HLS Fund,” under the sub-heading “Portfolio Managers,” the information regarding Joseph H. Schwartz is deleted.

This Supplement should be retained with your Prospectus for future reference.

Supplement dated January 31, 2008

to the Combined Statement of Additional Information for

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Class IA and Class IB Shares

dated May 1, 2007 (the “SAI”)

The SAI is revised as follows effective June 30, 2008:

Hartford Global Health HLS Fund

Joseph H. Schwartz will no longer be involved in portfolio management and securities analysis for the above referenced fund.  Accordingly, all references and disclosures concerning Joseph H. Schwartz are hereby deleted.

This Supplement should be retained with your SAI for future reference.